TRANSAMERICA FUNDS

Supplement to the Currently Effective Prospectuses, Summary Prospectuses and

Statement of Additional Information

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Transamerica Global Allocation

The following information supplements and amends information concerning Transamerica Global Allocation:

The Board of Trustees of Transamerica Funds (the “Board”) has approved the liquidation of Transamerica Global Allocation and its wholly owned Cayman Islands subsidiary effective on or about May 1, 2014. Effective April 14, 2014, purchases of shares in Transamerica Global Allocation will no longer be accepted.

In order to achieve an orderly liquidation, the fund may depart from its stated investment objective and policies and may hold a significant portion of total assets in cash, U.S. Government securities and other short-term debt instruments.

Effective on or about May 1, 2014, Transamerica Global Allocation is deleted in its entirety from the Class I2 Prospectus and the Statement of Additional Information.

Effective on or about May 1, 2014, references to Transamerica Global Allocation are deleted from the section entitled “List and Description of Certain Underlying Funds” in the Retail Prospectus.

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Transamerica Multi-Manager Alternative Strategies Portfolio

Transamerica Opportunistic Allocation

At a meeting of the Board of Transamerica Multi-Manager Alternative Strategies Portfolio and Transamerica Opportunistic Allocation (the “funds”) held on January 22 and 23, 2014, the Board approved a new investment sub-advisory agreement with Aegon USA Investment Management, LLC (“AUIM”), an affiliate of Transamerica Asset Management, Inc., pursuant to which AUIM would serve as sub-adviser to each fund, subject to approval by the fund’s shareholders.

A proxy statement is expected to be mailed to the shareholders of each of the funds in the first quarter of 2014.

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Investors Should Retain this Supplement for Future Reference

March 1, 2014